UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2007

BIOSTEM, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49933	95-4886472
(State or other jurisdiction	(Commission	(IRS Employer
or incorporation)	File Number)	Identification No.)

200 HANNOVER PARK ROAD, SUITE 120, ATLANTA, GA 30350
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (770) 650-1733

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED ANNUAL REPORT OR COMPLETED INTERIM REVIEW

On March 26, 2007, the Company, as a result of completing its annual audit of its consolidated financial statements, concluded that certain previously issued financial statements could no longer be relied upon due to the incorrect accounting for the beneficial conversion features on the junior and senior subordinated convertible debentures issued in 2004 and 2005. Additionally, it was discovered that the fair value of certain warrants was recorded as a liability instead of being recorded as an adjustment to stockholders equity. The Company has concluded that these adjustments are material, we have discussed these adjustments with our independent public accountants and they also concluded that the financial statements should be restated. The specific financial statements which should no longer be relied upon include our audited consolidated financial statements for the years ending December 31, 2004 and December 31, 2005, as filed in our Form 10-KSB/A and Form 10-KSB filings, filed with the Commission on April 24, 2006 and April 21, 2006, respectively, as well as our unaudited interim consolidated financial statements for the quarters ended March 31, 2005 and June 30, 2005, as filed in our Form 10-QSB/A filing, filed with the Commission on October 20, 2005, and our unaudited interim consolidated financial statements for the quarters ended September 30, 2005, March 31, 2006, June 30, 2006 and September 30, 2006, as filed in our Form 10-QSB filings, filed with the Commission on November 21, 2005, May 22, 2006, August 21, 2006, and November 20, 2006, respectively (collectively the “Financial Statements”).

For the year ended December 31, 2005 and 2004, after correcting for the errors described above, the net effect of such corrections was a $5,177,489 increase in interest expense and net loss for the year ended December 31, 2005, and a $6,917,122 increase in interest expense and net loss for the year ended December 31, 2004, which effects we consider material to our results of operations.

We have discussed the errors relating to our consolidated financial statements with Meyler & Company, LLC, our independent registered public accounting firm, and we believe such errors to be material.

Our audited consolidated balance sheet for the year ended December 31, 2005, and our audited consolidated statements of operations for the years ended December 31, 2005 and 2004, have been restated to correct for the errors described above, which restated financial statements we plan to file in connection with our Form 10-K filing for the year ended December 31, 2006. We currently plan to file amendments to our previously filed consolidated financial statements in amended Form 10-QSB and 10-KSB filings subsequent to the filing of this report to restate and correct such consolidated financial statements and results of operations.

Please also review Note A to our audited consolidated financial statements for the year ended December 31, 2006, which we anticipate filing with the Commission on or about April 2, 2007, for more information on the errors in accounting described above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTEM, INC.

By: /s/ Marc Ebersole
Marc Ebersole
Chief Executive Officer

Dated:  April 2, 2007